EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us in this Registration Statement on Form N-1A for the Janus Investment Fund under the heading "Independent Accountants".


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
December 18, 2000